UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2019 (June 28, 2019)

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
(Exact name of registrant as specified in its charter)

New Hampshire	001-06392	02-0181050
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Park 780 North Commercial Street Manchester, New Hampshire	03101-1134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2    Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 28, 2019, Public Service Company of New Hampshire, doing business as Eversource Energy (the “Company”), issued $300,000,000 aggregate principal amount of its 3.60% First Mortgage Bonds, Series T, due 2049 (the “Bonds”), pursuant to an Underwriting Agreement, dated June 24, 2019, among BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, PNC Capital Markets LLC, RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein, and the Company (the “Underwriting Agreement”). The Bonds were issued under a Twenty-Second Supplemental Indenture, dated as of June 1, 2019, between the Company and U.S. Bank National Association, as Trustee, supplementing the First Mortgage Indenture, dated as of August 15, 1978, as supplemented, amended and restated effective as of June 1, 2011, between the Company and U.S. Bank National Association, as Trustee.

Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1
Underwriting Agreement, dated June 24, 2019, among BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, PNC Capital Markets LLC, RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein, and the Company.

4.1	Twenty-Second Supplemental Indenture establishing the terms of the Bonds, dated as of June 1, 2019, between the Company and U.S. Bank National Association, as Trustee (the “Supplemental Indenture”).
4.2	Form of Series T Bond (included as Schedule A to the Supplemental Indenture filed herewith as Exhibit 4.1).
5	Legal opinion of Richard J. Morrison, Esq. relating to the validity of the Bonds (including consent).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (Registrant)

Date: July 3, 2019	By: /s/ EMILIE G. O'NEIL
Emilie G. O’Neil Assistant Treasurer, Corporate Finance and Cash Management

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